UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21253

The Pennsylvania Avenue Funds

 (Exact Name of Registrant as Specified in Charter)

260 Water St.

Brooklyn, NY  11201

 (Address of Principal Executive Offices)

Thomas Kirchner

260 Water St.

Brooklyn, NY   11201

 (Name and Address of Agent for Service)

Registrant's telephone number, including area code: (202) 294-8887

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Pennsylvania Avenue Event-Driven Fund
A Series Of The Pennsylvania Avenue Funds

Annual Report

For the year ended December 31, 2009

February 2010

Dear Shareholder,

The Pennsylvania Avenue Event-Driven Fund returned 27.84% during the year 2009, which compares favorably with a total return of 26.46% for the S&P 500 index including dividends.

I am pleased in particular with the Fund outperformance and relative stability during the drop in the stock market in the first quarter.

The fund benefited from a general recovery of the equity market in several ways. First, merger activity picked up in the later part of 2009 as confidence returned and equity valuations remained still low. Second, some positions that we held in anticipation of an acquisition recovered from their 2008 and March 2009 lows to more reasonable levels, and in some cases exceeded the prices at which we acquired them.

In the last few months there have been several instances where merger consideration was increased when shareholders were dissatisfied with the price offered by the buyer. One such example that worked to the Fund's advantage is the acquisition of Hiland Partners and Hiland Holdings. When it became clear that an insufficient number of shareholders was voting in favor of the transaction the buyer increased the consideration by up to 33%. Kraft's acquisition of Cadbury's is another example that, unlike Hiland, made headlines because of the large size of the companies involved. Many merger arbitrageurs consider hostile acquisitions very risky. However, the also provide excellent return potential as long as investors are careful not to overpay. With the continued strong showing of equity markets there appears to be a climate now in which investors expect increases or competitive bidders to emerge in many announced mergers. As a result, a large number of merger targets trades above the acquisition price immediately after the announcement. Although there is no doubt that some companies will see an increase in the merger price this irrational exuberance is likely to be a costly mistake for speculative buyers who lack  a good understanding of merger arbitrage.

Distressed securities also performed exceptionally well during the year. One of the most successful distressed investments were the bonds of General Growth Properties. This company had sufficient cash flow to cover its interest payments but had to declare bankruptcy when some of its financing came due and it was unable to refinance given the difficult conditions in the debt markets. The Fund was able to acquire the bonds at a fraction of their face value in the first half of the year. Toward the end of the year the value of these bonds had increased to only a small discount to par. Overall, however, there were fewer such extraordinary opportunities in distressed securities than I had anticipated.

The Fund continues to make investments in capital structure arbitrage but has not made new allocations to proxy fights recently. Proxy fight investments tend have a high beta, in financial parlance, and I am reluctant to enter such positions at current levels of the market.

The following chart shows the allocation of the Fund's assets on December 31st, 2009 by strategy:

I thank all investors for their continued support.

Yours sincerely,

Thomas Kirchner

Top 10 Holdings

Beazer Homes USA 6.875% 07/15/2015	5.19%
Facet Biotech Corp.	4.21%
ON2 Technologies	4.18%
Marvel Enterprises	3.71%
IMS Health, Inc.	3.61%
OpenTV Corp .	2.80%
EDCI Holdings Inc.	2.62%
Lennar Corp. Class B	2.36%
US Bancorp Float Rate Shares	2.11%
Candela Corp.	1.85%
Total	32.64%

Performance Illustration

December 31, 2009

Period	Investor Class	Adviser Class (*)	S&P 500
One year through December 31, 2009	27.84%	21.21%	26.46%
Three years through December 31, 2009 (**)	(1.73)%	(3.64)%	(5.62)%
Five years through December 31, 2009 (**)	3.48	2.17%	0.41%
Since inception (**)	7.58%	6.42%	3.31%

(*) Adviser Class returns reflect 5% sales load.
(**) Annualized

Past performance does not predict future performance. The graph and table do not reflect the deduction of taxes that you would pay on fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The total return of the S&P 500 Total Return Index assumes daily reinvestment of dividends. Because no assets were allocatable to the Adviser Class during the year, Adviser Class returns are derived from Investor Class returns and adjusted by the difference in expenses.

	Pennsylvania Avenue Event-Driven Fund
	Schedule of Investments
	December 31, 2009

Shares		Value

COMMON STOCKS - 57.59%

Apparel, Footwear and Accessories - 0.37%
5,000	Heelys, Inc. *	$ 10,900

Biological Products - 1.80%
20,000	Trimeris, Inc. *	52,400

Blank Checks - 1.27%
3,510	BPW Acquisition Corp. *	36,960

Bottled & Canned Soft Drinks Carbonated Waters - 1.76%
1,000	Cadbury Public Ltd. Co. ADR	51,390

Business Services - 1.42%
3,976	infoGROUP, Inc. *	31,887
4,000	iPass, Inc.	4,160
500	SoftBrands, Inc. + *	0
4,500	SoftBrands, Inc. *	0
43,000	Strategic Environmental & Energy Resources † * ∞	5,306
		41,353
Chemical & Allied Products - 2.02%
3,500	Huntsman Corp.	39,515
167,850	Inyx, Inc. *	252
600,000	MZT Holdings, Inc. *	19,260
		59,027
Communications - 3.01%
20,014	Ectel Ltd. *	25,218
10,000	Skyterra Communications, Inc. *	48,800
1,050	Warwick Valley Telephone Co.	13,745
		87,763
Electric, Gas & Sanitary Services - 1.60%
13,720	Pinnacle Gas Resources, Inc. + *	4,528
2,018	Sunpower Corp. Class B + *	42,277
		46,805
Electromedical & Electrotherapeutic Apparatus - 1.85%
600	Candela Corp. + *	1,818
17,176	Candela Corp. *	52,043
		53,861
Electronic & Other Electric Equipment - 2.92%
2,000	Bel Fuse, Inc. Class B +	42,980
65,000	Computer Horizons Corp. *	6,890
26,500	Mathstar, Inc. *	32,330
28,991	Three-Five Systems, Inc. *	3,131
		85,331
Finance, Insurance & Real Estate - 0.69%
4,302	Cowlitz Bancorp *	3,011
1,400	FX Real Estate & Entertainment, Inc. *	210
2,528	First Intercontenental Bank *	10,029
525	First National Bancshares, Inc. *	352
50,000	Infinity Capital Group * ∞	4,020
3,700	Sobieski Bancorp, Inc.	749
125	United Financial Bancorp	1,639
		20,010
Gen Building Contractors - Residential Buildings - 2.36%
1,890	Lennar Corp. Class B +	18,598
5,110	Lennar Corp. Class B	50,282
		68,880
Heathcare - 1.37%
28,000	Cadus Corp. *	40,040

Heavy Construction - 0.16%
25,000	Starteck Environmental Corp. + *	4,750

Laboratory Analytical Instruments - 1.77%
1,000	Varian, Inc. + *	51,540

Patent Owners and Lessors - 3.71%
2,000	Marvel Entertainment, Inc. *	108,160

Personal Products - 2.06%
6,930	CCA Industries, Inc.	38,461
3,216	Zygo Corp. *	21,644
		60,105
Pharmaceutical Preparations - 4.25%
7,000	Facet Biotech Corp. *	122,850
2,297	Vaxgen, Inc. + *	1,126
		123,976
Printing & Publishing - 0.38%
25,920	Merisel, Inc. *	11,146

Radio & TV Broadcasting & Communications Equipment - 2.62%
13,000	EDCI Holdings, Inc. *	76,310

Retail Trade - 0.26%
900	Pep Boys - Manny, Moe & Jack	7,614

Semiconductors & Related Devices - 1.82%
15,000	Zilog, Inc. *	53,100

Services - 13.37%
6,700	Cagles, Inc. Class A *	24,120
7,000	CKX, Inc. *	36,890
10,000	Image Entertainment, Inc. *	2,500
5,000	IMS Health, Inc.	105,300
994	Mac-Gray Corp. *	10,238
60,000	OPENTV Corp. Class A *	81,600
200,000	On2 Technologies, Inc. + *	122,000
5,000	Trans World Entertainment Corp. *	7,550
		390,198
Software - 1.86%
25,000	Network 1 Security Solutions, Inc. *	26,250
3,000	Sun Microsystems, Inc. *	28,110
		54,360

TOTAL FOR COMMON STOCKS (Cost $2,127,335) - 54.69%		1,595,979

CORPORATE BONDS - 6.37%
200,000	Beazer Homes USA 6.875% 07/15/2015	151,379
25,000	Infinity Capital Group 7.00% 08/30/2009 *	0
130,000	Lehman Brothers Holdings 5.98% 02/17/2015 *	14,056
110,000	Lehman Brothers Holdings 0% 07/18/2014 *	11,893
314,949	Trump Entertainment Resorts Holdings LP 8.50% 06/01/2015 *	4,724
3,928	United Airlines 7.811% 10/01/2009 * ∞	3,928

TOTAL FOR CORPORATE BONDS (Cost $268,821) - 6.37%		185,980

PREFERRED STOCK - 4.68%
700	Fannie Mae Preferred Series F *	1,007
311	JP Morgan Preferred 5.49%	14,455
3,000	US Bancorp Float Rate Shares Series B + *	61,590
2,000	Volkswagon AG Preferred *	37,500
1,000	Washington Mutual Inc. *	22,000

TOTAL FOR PREFERRED STOCK (Cost $95,799) - 1.81%		136,552

ESCROWED RIGHTS - 0.00%
15,000	Lev Pharmaceuticals Escrow *	-
20,000	Mirant Corp Escrow *	-
2,100	Pearson Plc. Escrow *	-
200	Petrolcorp, Inc. Escrow *	-

TOTAL FOR ESCROWED RIGHTS (Cost $0) - 0.00%		-

CASH VALUE RIGHTS - 0.13%
30,000	Avigen, Inc. *	3,900

TOTAL FOR CASH VALUE RIGHTS (Cost $0) - 0.13%		3,900

CALL OPTIONS - 0.27%

Underlying Security
Expiration Date/Exercise Price

Shares Subject
to Call

	3Com Corp.
5,000	April 2010 Call @ $6.00	7,750

	Total (Premiums Paid $7,800) - 0.27%	7,750

SHORT TERM INVESTMENTS - 20.31%
539,411	Fidelity Institutional Money Market Portfolio (Cost $539,411) 0.30% **	539,411
53,370	Huntington Money Market Fund IV (Cost $53,370) 0.01% ** +	53,370

TOTAL FOR SHORT TERM INVESTMENTS (Cost $592,781) - 20.31%		592,781

TOTAL INVESTMENTS (Cost $3,092,536) - 86.46%		2,522,942

OTHER ASSETS IN EXCESS OF LIABILITIES - 13.54%		395,078

NET ASSETS - 100.00%		$ 2,918,020

* Non-income producing securities during the period.
ADR - American Depository Receipt
** Variable rate security; the coupon rate shown represents the yield at December 31, 2009.
† Restricted
+ Pledged as collateral for securities sold short
∞ Security is fair valued by the Advisor under the fair value pricing policy overseen by the Board of Directors
The accompanying notes are an integral part of these financial statements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.
These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available,representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of December 31, 2009 in valuing the Fund’s investments carried at value:

	Investments in Securities	Level 1	Level 2	Level 3	Total

	Common Stocks	$ 1,553,662	$ 42,317	$ -	$ 1,595,979
	Corporate Bonds	156,103	-	29,877	185,980
	Preferred Stock	136,552	-	-	136,552
	Cash Value Rights	-	-	3,900	3,900
	Call Options	7,750	-	-	7,750
	Short-Term Investments:
	Fidelity Institutional Money Market Portfolio	539,411	-	-	539,411
	Huntington Money Market Fund IV	53,370	-	-	53,370
		$ 2,446,848	$ 42,317	$ 33,777	$ 2,522,942

	Investments in Securities Sold Short	Level 1	Level 2	Level 3	Total

	Common Stocks	$ 402,771	$ -	$ -	$ 402,771
		$ 402,771	-	-	$ 402,771

The accompanying notes are an integral part of these financial statements.

Pennsylvania Avenue Event-Driven Fund
Schedule of Securities Sold Short
December 31, 2009

Shares		Value
5,000	Syneron Medical Ltd.	$ 52,250
7,000	Lennar Corp.	89,390
200	Google, Inc. Class A	123,996
1,500	Disney Co.	48,375
3,000	Electro Scientific Industries, Inc.	32,460
2,000	Sunpower Corp. Class A	47,360
400	Volkswagen AG ADR	8,940

	Total Securities Sold Short (Proceeds - $519,644)	$ 402,771

	ADR - American Depository Receipt
	The accompanying notes are an integral part of these financial statements.

Pennsylvania Avenue Event-Driven Fund
Statement of Assets and Liabilities
December 31, 2009

Assets:
Investments in Securities, at Value (Cost $3,092,536)	$ 2,522,942
Deposit with broker for securities sold short	714,416
Receivables:
Securities Sold	149,329
Dividends and Interest	7,359
Due From Advisor	14,216
Prepaid Expenses	1,940
Total Assets	3,410,202
Liabilities:
Securities Sold Short, at Value (proceeds $519,644)	402,771
Payables:
Dividends	525
Securities Purchased	76,966
Other Accrued Expenses	11,920
Total Liabilities	492,182
Net Assets	$ 2,918,020

Net Assets Consist of:
Paid In Capital	$ 3,510,599
Accumulated Realized Loss on Investments	(139,858)
Unrealized Depreciation in Value of Investments, Options and Securities Sold Short	(452,721)
Net Assets, for 247,268 Shares Outstanding	$ 2,918,020

Net Asset Value Per Share	$ 11.80

Minimum Redemption Price Per Share ($11.80 * .98) (Note 5)	$ 11.56

The accompanying notes are an integral part of these financial statements.

Pennsylvania Avenue Event-Driven Fund
Statement of Operations
For the year ended December 31, 2009

Investment Income:
Dividends	$ 16,501
Interest	15,072
Total Investment Income	31,573

Expenses:
Advisory Fees (Note 3)	22,030
Transfer Agent Fees	15,229
Distribution Fees 12b-1 (Note 3)	5,508
Dividend Expense	8,927
Registration Fees	7,813
Audit Fees	12,015
Miscellaneous Fees	640
Custody Fees	9,567
NSCC Fees	2,098
Printing and Mailing Fees	849
Insurance Fees	606
Total Expenses	85,282
Fees Waived and Reimbursed by the Advisor (Note 3)	(43,239)
Net Expenses	42,043

Net Investment Loss	(10,470)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on:
Investments	(118,740)
Securities Sold Short	199,208
Options	(45,862)
Realized Gain on Investments, Securities Sold Short and Options	34,606

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	390,512
Securities Sold Short	22,562
Options	59,210
Net Change in Unrealized Appreciation on Investments,
Securities Sold Short and Options	472,284
Realized and Unrealized Gain on Investments	506,890

Net Increase in Net Assets Resulting from Operations	$ 496,420

The accompanying notes are an integral part of these financial statements.

Pennsylvania Avenue Event-Driven Fund
Statements of Changes in Net Assets

	Years Ended
	12/31/2009	12/31/2008
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (10,470)	$ (3,501)
Realized Gain (Loss) on Investments, Securities Sold Short and Options	34,606	(174,464)
Change in Unrealized Appreciation (Depreciation) on Investments,
Options and Securities Sold Short	472,284	(653,757)
Net Increase (Decrease) in Net Assets Resulting from Operations	496,420	(831,722)

Distributions to Shareholders:
Net Investment Income	-	-
Realized Gains	-	-
Return of Capital	-	-
Total Distributions to Shareholders	-	-

Capital Share Transactions (Note 5)	574,393	(825,057)

Total Increase (Decrease) in Net Assets	1,070,813	(1,656,779)

Net Assets:
Beginning of Period	1,847,207	3,503,986

End of Period (Including Undistributed Net Investment Income of $0
and $0, respectively)	$ 2,918,020	$ 1,847,207

The accompanying notes are an integral part of these financial statements.

Pennsylvania Avenue Event-Driven Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	12/31/2009	12/31/2008	12/31/2007	12/31/2006	12/31/2005

Net Asset Value, at Beginning of Period	$ 9.23	$ 12.43	$ 13.20	$ 12.98	$ 12.01

Income From Investment Operations:
Net Investment Income (Loss) *	(0.05)	(0.01)	0.15	0.10	(0.06)
Net Gain (Loss) on Securities (Realized and Unrealized)	2.62	(3.19)	(0.15)	1.36	1.55
Total from Investment Operations	2.57	(3.20)	0.00	1.46	1.49

Distributions:
Net Investment Income	-	-	(0.08)	0.00	0.00
Realized Gains	-	-	(0.55)	(1.24)	(0.46)
Return of Capital	-	-	(0.14)	0.00	(0.06)
Total from Distributions	-	-	(0.77)	(1.24)	(0.52)

Net Asset Value, at End of Period	$ 11.80	$ 9.23	$ 12.43	$ 13.20	$ 12.98

Total Return **	27.84%	(25.74)%	(0.03)%	11.23%	12.43%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 2,918	$ 1,847	$ 3,503	$ 1,786	$ 662
Before Waivers
Ratio of Expenses to Average Net Assets
Including Interest and Dividend Expense on Securities Sold Short	3.86%	3.51%	2.10%	2.84%	5.09%
Excluding Interest and Dividend Expense on Securities Sold Short	3.46%	3.02%	2.09%	2.84%	5.09%
After Waivers
Ratio of Expenses to Average Net Assets
Including Interest and Dividend Expense on Securities Sold Short	1.91%	2.00%	1.50%	1.50%	1.50%
Excluding Interest and Dividend Expense on Securities Sold Short	1.50%	1.50%	1.50%	1.50%	1.50%

Ratio of Net Investment Income (Loss) to Average Net Assets	(0.47)%	(0.13)%	0.57%	0.63%	(0.44)%
Portfolio Turnover	226.00%	224.66%	249.36%	169.02%	144.46%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

PENNSYLVANIA AVENUE EVENT-DRIVEN FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2009

Note 1. Organization

Pennsylvania Avenue Event-Driven Fund, a Series of The Pennsylvania Avenue Funds (the “Fund”) is a non-diversified regulated investment company and was organized as a Delaware business trust on September 19, 2002. The Pennsylvania Avenue Funds (“The Trust”) is permitted to offer separate portfolios and different classes of shares. The Trust is currently authorized to issue 2 classes of shares.  The investor class is the only class outstanding. The Trust is authorized to issue an unlimited number of shares of beneficial interest. The Fund’s investment objective is to seek capital growth by engaging in investment strategies related to corporate events, such as mergers, reorganizations, bankruptcies or proxy fights. It intends to invest in securities of companies of any size and uses derivatives both as a substitute for investing in underlying securities, as well as for hedging purposes. The investment strategies employed by the Fund contain a higher degree of risk than a balanced investment program and this may not be appropriate for investors who are risk averse. From inception through June 30, 2009, only Investor Class Shares have been offered. No transactions in Adviser Class Shares have occurred, and no assets or liabilities are allocable to Adviser Class Shares.

Note 2. Summary of Significant Accounting Policies

The Financial Accounting Standards Board has issued FASB ASC 105 (formerly FASB Statement No. 168), The “FASB Accounting Standards Codification™” and the Hierarchy of Generally Accepted Accounting Principles (“GAAP”) (“ASC 105”). ASC 105 established the FASB Accounting Standards Codification™ (“Codification” or “ASC”) as the single source of authoritative GAAP recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The Codification supersedes all existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification will become nonauthoritative.

Following the Codification, the FASB will not issue new standards in the form of Statements, FASB Staff Positions or Emerging Issues Task Force Abstracts. Instead, it will issue Accounting Standards Updates, which will serve to update the Codification, provide background information about the guidance and provide the basis for conclusions on the changes to the Codification.  GAAP is not intended to be changed as a result of the FASB's Codification project, but it will change the way the guidance is organized and presented. As a result, these changes will have a significant impact on how companies reference GAAP in their financial statements and in their accounting policies for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund has implemented the Codification as of December 31, 2009.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation- Equity securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such

PENNSYLVANIA AVENUE EVENT-DRIVEN FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2009

securities. Securities that are traded on any stock exchange or on the NASDAQ over the counter market are generally valued by the pricing service at its last bid price except for short positions, for which the last quoted price is used. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Trustees. The Board has adopted guidelines for the good faith pricing, and has delegated the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilized electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when the prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value, except when such a security is in default.

Short Sales  The Fund may sell a security it does not own in anticipation of a decline in fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or loss, unlimited in size, will be recognized upon the termination of a short sale.

Option Writing - When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Share Valuation- The price (net asset value) of the shares of the Fund is normally determined as of 4:00 p.m., Eastern time on each day the Fund is open for business and on any other day on which there is sufficient trading in the Fund’s securities to materially affect the net asset value. The net asset value is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding rounded to the nearest cent.  The offering price and redemption price per share is equal to the net asset value per share, except that shares held for less than 180 days are subject to a redemption fee of 2%.  To discourage large frequent short-term trades by investors, and to compensate the Fund for costs that may be incurred by such trades, the Fund imposed the redemption fee, effective March 30, 2008.  For the year ended December 31, 2009 there were no redemption fees charged on redemption of Fund shares.  The Fund is normally open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The Fund adopted FASB Accounting Standards Codification guidance regarding "Disclosures about Derivative Instruments and Hedging Activities" effective January 1, 2009. This guidance requires  enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows.

Security Transaction Timing- Security transactions are recorded on the dates transactions are entered into (the trade dates).  Dividend income and distributions to shareholders are recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Fund uses the identified cost basis in computing gain or loss on sale of investment

PENNSYLVANIA AVENUE EVENT-DRIVEN FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2009

securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Withholding taxes on foreign dividends are provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Income Taxes- The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

Distributions to Shareholders-   The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Reclassifications- In accordance with SOP-93-2, the Fund recorded a permanent book/tax difference of $10,470 from net investment loss to paid-in-capital.  This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and realized gains on a tax basis which is considered more informative to shareholders.

Use of Estimates- The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from these estimates.  Management has evaluated subsequent events through March 16, 2010, the date the financial statements were issued.

Note 3. Investment Management Agreement

The Fund has an agreement with Pennsylvania Avenue Advisers LLC (“the Advisor”), with whom certain officers and trustees of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of the advisory agreement, the Fund will pay the Advisor a monthly fee based on the Fund’s average daily net assets at the annual rate of 1.00% of the Fund’s first $10,000,000 of net assets and 0.90% of the net assets exceeding $10,000,000. A total fee of $22,030 accrued to the Advisor during the year ended December 31, 2009.  At December 31, 2009 the Advisor owed the Fund $14,216.

Under the terms of the Expense Limitation and Reimbursement Agreement, if the aggregate ordinary operating expenses of the Fund are equal to or greater than 1.50% of the Fund’s net assets, the Adviser will reimburse the Fund for these expenses. During the period, the Advisor reimbursed the Fund and paid expenses on behalf of the Fund totaling $43,239.  At December 31, 2009 the Advisor owed the Fund $14,216.

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1. Under the Investor Class Plan, up to 0.25% of average daily net assets attributable to Investor Class Shares can be used to pay for distribution expenses. Under this plan, $5,508 was accrued during the period.

No expenses related to the Adviser Class plan of distribution, which permits the use of up to 0.50% of average daily net assets attributable to Adviser Class Shares, accrued during the year as no assets were allocated to that class.

PENNSYLVANIA AVENUE EVENT-DRIVEN FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2009

Note 4. Related Party Transactions

Thomas Kirchner is a control person of the Adviser. Thomas Kirchner also serves as a trustee and officer of the Trust. Thomas Kirchner receives benefits from the Adviser resulting from management fees paid to the Adviser by the Fund.

Note 5. Capital Share Transactions

The Fund is authorized to issue an unlimited number of shares no par value of separate series.  The total paid-in capital as of December 31, 2009 was $3,521,069.  Transactions in capital were as follows:

	For the six months ended 12/31/2009		For the year ended 12/31/08

	Shares	Amount	Shares	Amount
Shares sold	116,089	$1,283,426	37,694	$417,457
Shares reinvested	-	-	-	-
Shares redeemed	(68,955)	(709,033)	(119,504)	(1,242,514)
Increase (Decrease)	47,134	$574,393	(81,810)	$(825,057)

Shareholders will be subject to a Redemption Fee on redemptions and exchanges equal to 2.00% of the net asset value of Fund shares redeemed within 180 days after their purchase.  For the year ended December 31, 2009 no redemption fees were collected by the Fund from shareholder transactions.

Note 6. Investment Transactions

For the year ended December 31, 2009, purchases and sales of investment securities excluding options, transactions on securities sold short and short-term investments, aggregated $3,287,382 and $3,084,876, respectively.  Purchases and sales of securities sold short aggregated $425,562 and $685,596, respectively.  Purchases and sales of options aggregated $87,340 and $93,890, respectively.

Note 7. Options

As of December 31, 2009 the Fund had purchased call options valued at $7,750.

Transactions in call options purchased during the year ended December 31, 2009 were as follows:

	Number of	Premiums
	Contracts	Paid
Options outstanding at December 31, 2008	92	$ 60,212
Options purchased	240	93,660
Options exercised	(120)	(82,720)
Options expired	(50)	(13,970)
Options terminated in closing sell transaction	(112)	(49,382)
Options outstanding at December 31, 2009	50	$ 7,800

PENNSYLVANIA AVENUE EVENT-DRIVEN FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2009

Note 8. Tax Matters

As of December 31, 2009, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities for the Fund were as follows:

Undistributed ordinary income

      $

-0-

Capital loss carryforward expiring 12/31/2016+

      $   139,858

Post-October capital loss deferrals between realized 11/1/09 and 12/31/09*

      $

-0-

Gross unrealized appreciation on investment securities

      $    266,224

Gross unrealized depreciation on investment securities

        (718,945)

Net unrealized depreciation on investment securities

      $ (452,721)

Cost of investment securities, including ST investments

      $ 2,572,892

*These deferrals are considered incurred in the subsequent year.

+ The capital loss carry forward will be used to offset any capital gains realized by the Fund in future years through the expiration date. The Fund will not make distributions from capital gains while a capital loss carry forward remains.

Note 9. Subsequent Event

The Board has approved a reorganization of the Pennsylvania Avenue Event-Driven Fund into the Quaker Event Arbitrage Fund, a newly organized series of the Quaker Investment Trust. Under the proposed reorganization the Quaker Event Arbitrage Fund will acquire all assets and liabilities of the Fund and each share of the Fund will be exchanged for a share of the Quaker Event Arbitrage Fund. The reorganization is subject to shareholder approval and a proxy statement, subject to regulatory review, is expected to be filed shortly. This proxy statement on Form N-14 will describe the proposed reorganization in more detail. The Board will review and consider any other proposals for potential transactions, if any, to safeguard the interests of investors. There is no guarantee that any other proposal will be received.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

 of the Pennsylvania Avenue Event-Driven Fund,

 a Series of The Pennsylvania Avenue Funds

We have audited the accompanying statement of assets and liabilities of the Pennsylvania Avenue Event-Driven Fund, a Series of The Pennsylvania Avenue Funds (the "Fund") including the schedule of investments and the schedule of securities sold short, as of December 31, 2009 and the related statement of operations for the year then ended,  the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Pennsylvania Avenue Event-Driven Fund, a Series of The Pennsylvania Avenue Funds as of December 31, 2009, the results of its operations, the changes in its net assets and the financial highlights, for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania

.

March 16, 2010

Pennsylvania Avenue Event-Driven Fund
Expense Illustration
December 31, 2009 (Unaudited)

Expense Example

As a shareholder of the Pennsylvania Avenue Event-Driven Fund, you incur ongoing costs which typically consist of management fees, interest and dividend expense on short sales, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing  costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by  $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	July 1, 2009	December 31, 2009	July 1,2009 to December 31,2009

Actual	$1,000.00	$1,118.48	$10.20
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,015.73	$9.70

* Expenses are equal to the Fund's annualized expense ratio of 1.91%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

PENNSYLVANIA AVENUE EVENT-DRIVEN FUND

ADDITIONAL INFORMATION

DECEMBER 31, 2009 (UNAUDITED)

TRUSTEES AND OFFICERS

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940. Each Trustee has an indefinite term.

Name, Address and Age	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
Richard Holly, CFA 6928 McLean Park Manor Court McLean, VA 22101 Age: 44	Trustee since 2003.

Consultant, Executive Management Associates (since 2010); Partner, Tatum LLC (2007-2010); Assistant Ready Mix Controller (2006-2007) and Senior Financial Analyst Lafarge North America (2003-2006); Consultant, Accountemps (2002 - 2003); Controller, Engelhard-Clal (1998-2002).

Sherry Russell 9111 Wire Avenue Silver Spring, MD 20901 Age: 38	Trustee since 2006.	Independent Financial Consultant (2005-Present); Senior Loan Officer, Nationwide Home Mortgage (2003-2004); President, Naxos Technology Inc. (2001-2002);

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust. Each Trustee and Officer of the Trust has an indefinite term.

Name, Address, and Age	Position and Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
Thomas Kirchner, CFA* 260 Water Street #3C Brooklyn, NY 11201-1290 Age: 41	President since 2002.	Financial Engineer, Fannie Mae (1999 - 2004); Bond Trader and Financial Engineer, Banque Nationale de Paris S.A.(1996-1999).

*Thomas Kirchner, as an affiliated person of Pennsylvania Avenue Advisers LLC, the Fund's investment adviser, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

PENNSYLVANIA AVENUE EVENT-DRIVEN FUND

ADDITIONAL INFORMATION

December 31, 2009 (Unaudited) (Continued)

The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (888) 642-6393 to request a copy of the SAI or to make shareholder inquiries.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 are available without charge upon request by (1) calling the Fund at (888) 642-6393 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on March 31 and September 30. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at (888) 642-6393.

Renewal of investment advisory agreement with Advisor

At a Board of Trustees meeting December 10, 2009 the Board addressed the renewal of the advisory agreement with the Advisor, Pennsylvania Avenue Advisers LLC.

The Board reviewed a comparison of the performance of Fund relative to other funds with similar strategies as well as expense ratios. The Board discussed the comparison and concluded that the Fund achieved good returns relative to its competitors over the long run. It was noted that the fund is the only fund on the list rated with 5 stars by Morningstar, which measures the risk-adjusted performance of funds. The top 10% of funds in each category receive 5 stars.

The Board noted that the adviser has no other clients at this time so that a fee comparison with other clients of the adviser is not applicable. The Fund is not profitable to the Advisor, as evidenced by the net expense reimbursement received by the Fund from the Advisor. The Adviser is willing to continue to reimburse expenses. The Advisor will not be willing to renew the expense reimbursement beyond the period which ends on January 22, 2011. The Advisor may also terminate the expense reimbursement agreement pursuant to the notice period of the agreement.

The adequacy of disclosures was discussed and deemed appropriate and adequate. It was noted that the Advisor does not benefit from the fund. In particular, the Advisor does not receive soft dollars.

Based upon the items evaluated and discussed the Board determined to renew the investment advisory agreement and expense reimbursement agreement for one year by unanimous vote of the independent trustees.

Board of Trustees

Thomas Kirchner

Richard Holly

Sherry Russell

Investment Adviser

Pennsylvania Avenue Advisers, LLC

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Custodian

Huntington Bank

Independent Registered Public Accounting Firm

Sanville & Company

This report is provided for the general information of the shareholders of the Pennsylvania Avenue Funds. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective Prospectus.

Item 2. Code of Ethics.

The registrant has adopted a Code of Ethics pursuant to the requirements of Sections 406 and 407 of the Sarbanes-Oxley Act of 2002 that covered the President throughout the period of this report. This Code of Ethics has been filed with the Commission previously. A copy of this Code of Ethics may be obtained from the Fund upon request without charge. During the year, no changes were made to the Code of Ethics.

Item 3. Audit Committee Financial Expert.

 The Fund is small and was incepted only recently. The current principal executive officer has prepared all financial documents issued by the Fund. The current Fund auditor is John Townsend of Sanville & Company, whose reports and communications indicate total satisfaction with the reports he has received. This is believed to be sufficient rational to preclude the need for an Audit Committee or an Audit Committee Financial Expert to monitor future Fund finances. Should the Fund exceed 10 million in total assets the need for an Audit Committee and an Audit Committee Financial Expert will be reassessed.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

Registrant

Adviser

FY 2008

$ 11,000

$ N/A

FY 2009

$ 11,000

$ N/A

(b)

Audit-Related Fees

Registrant

Adviser

FY 2008

$ N/A

$ N/A

FY 2009

$ N/A

$ N/A

(c)

Tax Fees

Registrant

Adviser

FY 2008

$ N/A

$ N/A

FY 2009

$ N/A

$ N/A

(d)

All Other Fees

Registrant

Adviser

FY 2008

$ N/A

$ N/A

FY 2009

$ N/A

$ N/A

Item 5.  Audit Committee of Listed Registrant

Not applicable.

Item 6. Schedule of Investments

A schedule of investments is included in the annual report filed herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) Thomas Kirchner is the president and portfolio manager of the Fund. He handles all financial matters of the Fund and has provided excellent internal control procedures to produce accuracy and safety in all financial matters involving Fund operations. He is also managing member and owner of the Investment Adviser, Pennsylvania Avenue Advisers LLC, that provides the functions of Transfer Agent and Administrator currently "pro bono" to the Fund. All securities are held by the Fund's custodian. Auditors have reviewed the Internal Control exercised by the Fund and found it to be satisfactory.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10. Exhibits.

(a) The certification pursuant to section 906 is attached as an exhibit hereto.

(b) The Code of Ethics is attached as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Pennsylvania Avenue Funds
By (Signature and Title)*	/s/ Thomas Kirchner	Thomas Kirchner, President

Date	March 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Thomas Kirchner	Thomas Kirchner, President

Date	March 22, 2010

* Print the name and title of each signing officer under his or her signature.